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Exhibit 10

                         AMENDMENT NO. 1 TO
                     REVOLVING CREDIT AGREEMENT

     This AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this "Amendment") is made and dated as of June 28, 2002, by and among(a) Kaman Corporation (the "Company"), (b) the undersigned Banks, and (c) The Bank of Nova Scotia ("Scotiabank") and Fleet National Bank ("Fleet") as the Co-Administrative Agents for the Banks. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

     WHEREAS, the Company, the Banks and the Co-Administrative Agents and certain other parties have entered into that Revolving Credit Agreement, dated as of November 13, 2000 (the "Credit Agreement"), pursuant to which the Banks have made, and have committed to make, Loans and other credit extensions to the Company on the terms set forth therein; and

     WHEREAS, the Company has requested that the Banks amend the Credit Agreement and the Banks, on the terms and subject to the conditions set forth below, have agreed to amend the Credit Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises, the Company, the Banks and the Co-Administrative
Agents agree as follows:

      1. Amendments to the Credit Agreement. Section 9.2 of the Credit Agreement is hereby amended as follows:

          (a)  by deleting clauses (a) and (b) in the
      definition of "Applicable Margin" in their entirety and replacing such clauses with the following new clauses
      (a) and (b):

         "(a)   For the Revolver A Loans:

                                                  LIBOR          LIBOR
                                                Applicable     Applicable
                                                Margin (if     Margin (if
                   Facility Fee  Base Rate    Level of Usage Level of Usage
                    Applicable   Applicable      is 50.0%      is greater
  Credit Rating       Margin       Margin        or less)      than 50.0%)
-----------------  ------------  -----------  --------------  -------------
  S&P    Moody's
-------  -------
>= A-    >= A3        0.150%       0.000%         0.600%          0.725%
>= BBB+  >= Baa1      0.190%       0.000%         0.685%          0.810%
>= BBB   >= Baa2      0.225%       0.000%         0.775%          0.900%
>= BBB-  >= Baa3      0.250%       0.250%         1.000%          1.125%
>= BB+   >= Ba1       0.375%       0.500%         1.250%          1.375%
 < BB+    < Ba1       0.500%       0.750%         1.500%          1.625%

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         (b)  For the Revolver B Loans:

                                                  LIBOR          LIBOR
                                                Applicable     Applicable
                                                Margin (if     Margin (if
                   Facility Fee  Base Rate    Level of Usage Level of Usage
                    Applicable   Applicable      is 50.0%      is greater
  Credit Rating       Margin       Margin        or less)      than 50.0%)
-----------------  ------------  -----------  --------------  -------------
  S&P    Moody's
-------  -------
>= A-    >= A3        0.125%       0.000%         0.625%          0.750%
>= BBB+  >= Baa1      0.165%       0.000%         0.710%          0.835%
>= BBB   >= Baa2      0.200%       0.000%         0.800%          0.925%
>= BBB-  >= Baa3      0.225%       0.250%         1.025%          1.150%
>= BB+   >= Ba1       0.350%       0.500%         1.275%          1.400%
 < BB+    < Ba1       0.475%       0.750%         1.525%          1.650%"


          (b) by amending and restating the definition of "EBITDA" in its entirety as follows:

               ""EBITDA" shall mean the consolidated operating earnings of the Company and its Subsidiaries for any fiscal period, after all expenses and other proper charges but before the payment or provision for any income taxes, interest expense, special items such as gains or losses on sales of assets, extraordinary or special items reported net of taxes, depreciation or amortization, and all other items reported as non-operating income for such period, in each case without duplication, and all determined in accordance with GAAP; provided that, notwithstanding the foregoing, EBITDA for any period (i) shall be increased by Permitted 2002 Restructuring Charges, to the extent such Permitted 2002 Restructuring Charges were deducted in determining consolidated operating earnings of the Company and its Subsidiaries for such period, and (ii) shall not be increased by any other 2002 Restructuring Charges."

          (c) by adding the following new definitions in the appropriate alphabetical location:

               ""Permitted 2002 Restructuring Charges" shall mean all non-cash charges against earnings taken by the Company, in accordance with GAAP, for the fiscal quarter ending June 30, 2002, in respect of:

                    (a)  asset write-offs in connection with
               the closing of the Company's plant complex in Moosup, Connecticut, such charges not to exceed, in the aggregate, $2,500,000; and


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                    (b)  write-down of K-MAX helicopter assets
               in connection with the Company's curtailment of the K-MAX helicopter program, such charges not to exceed, in the aggregate, $50,000,000.

              "2002 Restructuring Charges" shall mean all cash and non-cash charges taken by the Company for the fiscal quarter ending June 30, 2002 in respect of
          (a) the phase-out and closing of the Company's plant complex in Moosup, Connecticut, (b) the SH-2G(A) Australia program and (c) the write-down of the K-MAX helicopter assets."

      2. Representation and Warranties. The Company represents and warrants to each of the Banks and the Co-Administrative Agents as follows:

         (a) The representations and warranties of the Company contained in the Credit Agreement (i) were true and correct in all material respects when made and (ii) shall be true and correct in all material respects on and as of the Effective Date.

         (b) The execution and delivery by the Company of this Amendment and the performance by the Company of its agreements and obligations under this Amendment are within its corporate authority, have been duly authorized by all necessary corporate action. Such execution, delivery, and performance by the Company, do not and will not (a) contravene any provision of the Company's Governing Documents, (b) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in the creation of any Lien upon any of the property of the Company, under any agreement, trust, deed, indenture, mortgage or other instrument to which the Company is a party or by which the Company or any of its properties are bound or affected, or (c) require any waiver, consent or approval by any creditors, shareholders, or public authority.

          (c) This Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

          (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

      3. Condition to Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") subject to satisfaction of the following conditions precedent:


                             Page 3
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          (a)  Amendment Agreement.  This Amendment shall have
     been duly authorized, executed and delivered to the Administrator by the Company and each of the Banks.

          (b) Guarantor Consent. Each of the Obligors (other than the Company) shall have duly authorized, executed and delivered to the Administrator its consent to this Amendment, in form and substance satisfactory to the Administrator.

          (c) Amendment Fee. The Company shall have paid to the Administrator, for the account of each Bank who executes and delivers this Amendment to the Administrator on or prior to 5:00 p.m. Boston, Massachusetts time, June 28, 2002, a non-refundable amendment fee equal to .125% of the sum of such Bank's outstanding (i) Revolver A Commitment and (ii) Revolver B Commitment.

          (d) Officer's Certificate. The Administrator shall have received from the Company a certificate, dated the Effective Date, of its Secretary as to:

               (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of the Amendment;

               (ii)  the incumbency and signatures of the
          officers of the Company authorized to act with respect to the Amendment; and

               (iii)  any amendments to the Governing
          Documents of the Company since such Governing
          Documents were last certified to the
          Co-Administrative Agents.

Such certificate shall be in form and substance satisfactory to the Administrator,

      4. Covenant of Company. The Company hereby covenants and agrees to use its best efforts to deliver to the Co-Administrative Agents, on or before September 1, 2002, an updated credit rating from S&P (either publicly or in the form of letters to the Co-Administrative Agents) for its Public Senior Debt and/or its Subordinated Debt (whether or not any such Public Senior Debt or Subordinated Debt is then outstanding).

      5. Expenses. The Company shall pay all reasonable out-of-pocket expenses incurred by the Co-Administrative
Agents in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and expenses of Bingham Dana LLP.




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      6.  Miscellaneous.  From and after the date hereof, this
Amendment shall be deemed a Credit Document for all purposes of the Credit Agreement and the other Credit Documents and each reference to Credit Documents in the Credit Agreement and the other Credit Documents shall be deemed to include this Amendment. Any breach by any Obligor of the covenants and obligations of such Obligor contained herein shall be an immediate Event of Default. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Co-Administrative Agents or the Banks under the Credit Agreement or the other Credit
Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Credit Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

      7. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

      8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
CONNECTICUT (WITHOUT REFERENCE TO CONFLICT OF LAWS).



          [Remainder of Page Intentionally Left Blank]























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     IN WITNESS WHEREOF, the undersigned have duly executed
this Amendment as a sealed instrument as of the date first set forth above.


                            KAMAN CORPORATION

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Executive Vice President
                                   and Chief Financial Officer


                            THE BANK OF NOVA SCOTIA,
                              as a Co-Administrative Agent

                            By: /s/Todd S. Meller
                            Name:  Todd S. Meller
                            Title: Managing Director


                            FLEET NATIONAL BANK,
                              as a Co-Administrative Agent
                              and the Administrator

                            By: /s/ Deborah A. Dobbins
                            Name:  Deborah A. Dobbins
                            Title: Vice President





























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                            BANKS
                            -----

                            THE BANK OF NOVA SCOTIA,
                              as a Bank and as an Issuer

                            By: /s/Todd S. Meller
                            Name:  Todd S. Meller
                            Title: Managing Director


                            FLEET NATIONAL BANK

                            By: /s/Deborah A. Dobbins
                            Name:  Deborah A. Dobbins
                            Title: Vice President


                            CITIZENS  BANK  OF
                              MASSACHUSETTS

                            By: /s/Daniel G. Eastman
                            Name:  Daniel G. Eastman
                            Title: Senior Vice President


                            WEBSTER BANK

                            By: /s/Robert M. Annon, Jr.
                            Name:  Robert M. Annon, Jr.
                            Title: Senior Vice President


                            WACHOVIA BANK, N.A.

                            By: /s/Robert Sevin
                            Name:  Robert Sevin
                            Title: Director


                            JPMORGAN CHASE BANK

                            By: /s/Thomas F. Bundy, Jr.
                            Name:  Thomas F. Bundy, Jr.
                            Title: Vice President


                            MELLON BANK, N.A.

                            By: /s/Alexander M. Gordon
                            Name:  Alexander M. Gordon
                            Title: Assistant Vice President




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                            KEYBANK NATIONAL ASSOCIATION

                            By: /s/Lawrence A Mack
                            Name:  Lawrence A. Mack
                            Title: Senior Vice President



















































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                     CONSENT OF GUARANTORS

     Each of the undersigned hereby acknowledges and consents to Amendment No. 1 to Revolving Credit Agreement, dated as of June 28, 2002, and agrees that each of the Subsidiary Guarantees, dated as of November 13, 2000, executed by such Person in favor of each of the Bank Parties (as defined therein), and all of the other Credit Documents to which such Person is a party remain in full force and effect, and such Person confirms and ratifies all of its obligations thereunder.


                            KAMAN AEROSPACE GROUP, INC.

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer


                            KAMAN INDUSTRIAL TECHNOLOGIES
                              CORPORATION

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer


                            KAMAN MUSIC CORPORATION

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer


                            KAMAN AEROSPACE CORPORATION

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer


                            KAMAN AEROSPACE INTERNATIONAL
                              CORPORATION

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer



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                            KAMATICS CORPORATION

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer


                            KAMAN X CORPORATION

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer


                            KMI EUROPE, INC.

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer


                            K-MAX CORPORATION

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer


                            KAMAN PLASTICFAB GROUP, INC.

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer


                            PLASTIC FABRICATING COMPANY, INC.

                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer


                            KAMAN DAYRON, INC.
                            By: /s/Robert M. Garneau
                            Name:  Robert M. Garneau
                            Title: Vice President
                                   and Treasurer



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